UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 23, 2026
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COURSERA, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40275	45-3560292
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2440 West El Camino Real, Suite 500 Mountain View, California		94040
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 963-9884
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	COUR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.
As previously disclosed, on May 11, 2026, Coursera, Inc. (the “Company,” “we,” “us,” or “our”) completed its combination with Udemy, Inc. (“Udemy”), pursuant to that certain Agreement and Plan of Merger, dated as of December 17, 2025 (the “Merger Agreement”), by and among Udemy, the Company, and Chess Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Udemy (the “Merger”), with Udemy continuing as the surviving corporation and as a wholly owned subsidiary of the Company.
On June 23, 2026, the Company released supplemental materials (the “Supplemental Materials”) in connection with a pre-announced and publicly available post-Merger modeling call for investors and the general public being held on such date, which Supplemental Materials are furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. These Supplemental Materials are posted on the company’s Investor Relations website at investor.coursera.com.
The Supplemental Materials include information regarding the Company’s financial outlook for 2026 on a combined basis.
The Supplemental Materials also include supplemental unaudited historical revenue data for the Company, Udemy, and both companies on a pro forma combined basis, in each case disaggregated by product offering and segment for each quarterly period in fiscal 2025 and the quarter ended March 31, 2026, respectively, in the section of the Supplemental Materials under the header “Supplemental Unaudited Historical Revenue Data.” The Company believes this information provides a supplemental view to help better understand the Company’s combined results, following the Merger, and aid period-over-period comparisons. The supplemental unaudited historical data does not constitute a revision or restatement of the Company’s or Udemy’s previously reported consolidated financial statements.
The information under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained herein and in Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description
99.1	Supplemental Materials dated June 23, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COURSERA, INC.

Date:	June 23, 2026	By:	/s/ Michael Foley
Michael Foley Senior Vice President, Chief Financial Officer, and Treasurer